SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                   Form 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported): December 29, 1997


                          IWERKS ENTERTAINMENT, INC.
               (Exact Name of Registrant as Specified in Charter)


     Delaware                     0-22558                    95-4439361
(State or Other Jurisdiction    (Commission                (IRS Employer
     of Incorporation)          File Number)             Identification No.)


                           4540 West Valerio Street
                        Burbank, California  91505-1045
                   (Address of Principal Executive Offices)

                             (818) 841-7766
                    (Registrant's Telephone Number)

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ITEM 5.  OTHER EVENTS

     Reference is made to the press release of Registrant, issued on December 30, 1997, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


December 30, 1997                  IWERKS ENTERTAINMENT, INC.



                                   By:   /S/ ROY WRIGHT
                                       ---------------------------------------
                                        Roy Wright
                                        Chief Executive Officer

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                               EXHIBIT INDEX

EXHIBITS                                                           PAGE NUMBER
--------                                                           -----------
 2.1      Amendment No. 1 to Agreement and Plan of Reorganization

99.1      Press Release dated December 30, 1997